UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2026

LIONHEART HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42135	98-1778167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 573-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CUBWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CUB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CUBWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, Lionheart Holdings (the “Company”) has called an extraordinary general meeting of shareholders to be held on June 15, 2026 (the “Meeting”) to approve an extension of time for the Company to complete an initial business combination through March 20, 2027 (the “Extension Proposal”).

In connection with the Meeting, the deadline for holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), issued in the Company’s IPO to submit their shares for redemption is 5:00 p.m. Eastern time on June 11, 2026.

In connection with the Meeting, the Company and Lionheart Sponsor, LLC (the “Sponsor”) have determined that they intend to enter into one or more Non-Redemption Agreement and Assignment of Economic Interests, substantially in the form attached hereto as Exhibit 10.1 (the “Non-Redemption Agreements”), with one or more unaffiliated shareholders of the Company, pursuant to which such shareholders would agree not to redeem (or validly withdraw and rescind any redemption requests on) their Class A ordinary shares (the “Non-Redeemed Shares”) in connection with the Meeting. In consideration for the foregoing commitment not to redeem the Non-Redeemed Shares, the Sponsor anticipates agreeing to transfer and assign, or cause to be transferred and assigned, to such shareholders Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B ordinary shares”), held by the Sponsor and other holders (at a ratio to be negotiated between the parties but currently expected to be at or around one Class B ordinary share for every five Non-Redeemed Shares) promptly following the closing of the Company’s initial business combination if such shareholders do not exercise their redemption rights with respect to their Non-Redeemed Shares in connection with the Meeting and the Extension Proposal is approved and effected.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal is approved by the Company’s shareholders at the Meeting but are expected to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount remaining in the trust account in the absence of the Non-Redemption Agreements.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION AGREEMENT OF ANY KIND WILL BE AGREED UPON OR CONSUMMATED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION AGREEMENT MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1, which is incorporated herein by reference.

Important Information and Where to Find It

The Company has mailed to its shareholders of record as of May 15, 2026 a definitive proxy statement (the “Extension Proxy Statement”) for the Meeting to approve the Extension Proposal. Shareholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: Lionheart Holdings, 200 W Cypress Creek Road, Suite 500, Fort Lauderdale, Florida 33309. The Extension Proxy Statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement, as well as other documents filed with the SEC, because these documents do and will contain important information about the Company and the Extension Proposal.

In connection with any proposed business combination, the Company expects to file relevant materials with the SEC, which may include a proxy statement, registration statement, and other documents. Investors and security holders are urged to read all such documents carefully and in their entirety when they become available, because they will contain important information about the Company, any target, and any proposed transaction. When available, these documents may be obtained free of charge at the SEC’s website or from the Company.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and any potential transaction under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 25, 2026, and in the Company’s Current Report on Form 8-K filed with the SEC on June 9, 2026. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with a potential transaction will be set forth in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent, or authorization with respect to the Extension Proposal, any securities or in respect of a proposed business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of securities will be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, without limitation, statements regarding the Company’s intended acquisition focus and strategy, any potential business combination, the anticipated benefits and structure of any such transaction, the targeted assets and capital vehicle, the regulatory and policy environment in Venezuela, and the expected timing of any of the foregoing. In addition, any statements that refer to the Company’s intent to enter into one or more Non-Redemption Agreements in connection with the Meeting and the expected terms of any Non-Redemption Agreements are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Factors that may cause such differences include, among others: the risk that the approval of the shareholders of the Company of the Extension Proposal is not obtained; the inability to identify, negotiate, and consummate a business combination within the required time period; risks relating to U.S., Venezuelan, and international sanctions and the scope, continuation, or revocation of applicable governmental authorizations and licenses; geopolitical, regulatory, operational, and execution risks associated with energy assets in Venezuela; the availability of financing on acceptable terms, if at all; limitations on the Company’s ability to enter into, and if consummated, access capital under, its planned equity facility, including registration effectiveness and trading-volume and share-price constraints; redemptions by public shareholders; and the other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

Forward-looking statements speak only as of the date of this Current Report on Form 8-K and are not guarantees of future performance. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONHEART HOLDINGS

Date: June 10, 2026	By:	/s/ Paul Rapisarda
		Name:	Paul Rapisarda
		Title:	Chief Financial Officer

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